RIGHT-OF-USE ASSETS AND OPERATING LIABILITIES - Schedule of maturities of lease liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Schedule, by fiscal years, of maturities of lease liabilities
2020		¥ 49,949
2021		33,610
2022		37,119
2023		41,528
2024		22,601
Thereafter		736
Total lease payments		185,543
Less: imputed interest		21,301
Total operating lease liabilities	$ 23,592	¥ 164,242	¥ 0